SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: August 20, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Salomon Smith Barney Inc. ("Salomon") and Bear, Stearns & Co. Inc. ("Bear") which are hereby filed pursuant to such letter.



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




ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
      (99)                                    Computational Materials
                                              prepared by Salomon and Bear
                                              in connection with Norwest Asset
                                              Securities Corporation, Mortgage
                                              Pass-Through Certificates, Series
                                              1999-22

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


August 20, 1999

                                            By:   /s/ Alan S. McKenney
                                                  ------------------------------
                                                  Alan S. McKenney
                                                  Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------
   (99)             Computational Materials                            P
                    prepared by Salomon and Bear
                    in connection with Norwest Asset Securities
                    Corporation, Mortgage Pass-Through
                    Certificates, Series 1999-22.



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